UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2026
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FATHOM HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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North Carolina
(State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)
2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 888-455-6040
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2026, Fathom Holdings Inc. (the “Company”) announced the appointment of Laura Muller as President of Fathom Realty Holdings, LLC (“Fathom Realty”), a wholly-owned subsidiary of the Company, effective February 9, 2026.
Laura (Lori) Muller – President
Laura Muller, age 55, has been serving as a Vice President and the President of U.S. Organization with Exit Realty Corp. International since September 2020. In this role, Ms. Muller oversaw U.S. brokerage operations while driving national market expansion, financial performance, and operational excellence across more than 20,000 consultants and 650+ offices. Reporting directly to the CEO, she led sales growth, corporately owned regions, franchise development, and strategic partnerships, while collaborating closely with executive leaders across operations, marketing, technology, finance, legal, human resources, training, communications, sales, and events. As an integral member of the executive team, Ms. Muller played a key role in shaping and executing national strategic initiatives designed to strengthen competitive advantage through innovation, accountability, and empowered leadership. Ms. Muller is currently serving as the Treasurer and a member of the board of directors of Thought Leaders Circle. Ms. Muller is also a member of the 2026 board of directors of The National Association of Realtors, RPAC Hall of Fame, where she has been a member since 2003. She is also a member of the executive committee of The National Women’s Council of Realtors. She is the recipient of multiple industry awards, including the VanGuard Award (HousingWire – 2023 and 2024), and was recognized as a Top 50 Women Leaders in Real Estate by RISMedia in 2022, and Women We Admire in 2023 and 2024. She holds numerous industry certifications, including ABR, GRI, CRS, CRB, E-Pro, SFR, C2EX, AHWD, and GSI (Gold Star Instructor) with the Real Estate Educators Association, and is a John Maxwell Certified Speaker, Trainer, and Coach.
In connection with Ms. Muller’s appointment to President of Fathom Realty, Fathom Realty and Ms. Muller entered into an employment agreement (the “Muller Employment Agreement”) to be effective as of February 9, 2026. Pursuant to the Muller Employment Agreement, Fathom Realty has agreed to provide Ms. Muller with a base salary of $400,000 per year (the “Base Salary”). In addition to the Base Salary, Fathom Realty has agreed to provide (i) two one-time cash bonuses of $50,000 each, both of which are subject to the achievement of certain gross profit performance thresholds defined in the Muller Employment Agreement, and (ii) a monthly performance bonus of $20,000 for the months of April 2026 through September 2026, conditioned upon the achievement of gross profit performance thresholds, as described in the Muller Employment Agreement. Further, as an inducement to entering into the Muller Employment Agreement, on February 9, 2026, Fathom Realty granted Ms. Muller a restricted stock unit grant in an amount equal to $150,000 of shares of the Company’s common stock (the “Inducement RSU Grant”). The Inducement RSU Grant will be unvested when granted and will vest on the last day of the Company’s first fiscal quarter of 2027 upon the Company’s achievement of gross profit thresholds for the Company’s 2026 fiscal year, as described in the Muller Employment Agreement, subject to Ms. Muller continuing as an employee of Fathom Realty on the vesting date.
In the event Ms. Muller’s employment is terminated by Fathom Realty without Cause or by Ms. Muller for Good Reason (as each term is defined in the Muller Employment Agreement), Ms. Muller will be entitled to: (i) her accrued salary and benefits through the date of termination, and (ii) six months of her then-current monthly base salary. All of Ms. Muller’s severance benefits are subject to her execution of a release of claims in a form acceptable to the Company.
Ms. Muller does not have any familial relationships with any executive officer or director of the Company. There have been no transactions in which the Company has participated and in which Ms. Muller had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K and there is no arrangement or understanding between Ms. Muller and any other person pursuant to which she was selected to serve as President.
Samantha Giuggio – Chief Operating Officer
Effective February 9, 2026, Samantha Giuggio, the Chief Operating Officer of the Company, has separated from the Company. In accordance with the severance agreement by and between Fathom Realty and Ms. Giuggio (the “Giuggio Severance Agreement”), subject to Ms. Giuggio’s execution of a general release, Ms. Giuggio will be entitled to (i) nine months of her current base salary, (ii) accelerated vesting of her outstanding equity awards, and (iii) reimbursement for her COBRA insurance premiums for twelve months following the date of termination.

The foregoing summary of the material terms of the Muller Employment Agreement and the Giuggio Separation Agreement are qualified in their entirety by reference to the complete text of the agreements, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Item 8.01    Other Events.
On February 10, 2026, the Company issued a press release announcing the appointment of Ms. Muller as President, effective February 9, 2026. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Exhibit Description
10.1	Employment Agreement by and between Fathom Realty Holdings, LLC and Lori Muller.
10.2	Giuggio Separation Agreement.
99.1	Press Release, dated February 10, 2026.
104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: February 12, 2026	/s/ Marco Fregenal
Marco Fregenal
President and Chief Executive Officer